UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2023 (March 27, 2023)

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626

(Address of principal executive offices)

714-599-5000
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2023, Dean C. Kehler, a member of the board of directors (the “Board”) of El Pollo Loco Holdings, Inc. (the “Company”), resigned as a director of the Board, effective immediately. Mr. Kehler was a member of the Board since 2005 and his resignation was in connection with the Distribution (as defined below) by and liquidation of the Trimaran Group (as defined below) described in Item 7.01 below. Mr. Kehler is the managing member of Trimaran Capital, L.L.C., which is the managing member of Trimaran Pollo Partners, L.L.C. (“TPP”). Mr. Kehler’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Mr. Kehler was not a member of any committees of the Board.  The Board continues to be comprised of a majority of independent directors in compliance with all applicable NASDAQ listing requirements.  The Company does not intend to fill the vacancy created by Mr. Kehler’s resignation at this time.

Item 7.01.	Regulation FD Disclosure.

The Company has been informed that TPP and certain of TPP’s affiliates (collectively, the “Trimaran Group”) are distributing substantially all of the shares of the Company’s common stock held by the Trimaran Group to their respective investors, members and limited partners (the “Distribution”) and the Trimaran Group intends to subsequently liquidate or distribute its remaining assets and wind up. Pursuant to a stockholders agreement to which the Company is a party, the Company previously filed a registration statement on Form S-3 (File No. 333-269807) (the “Registration Statement”), which was declared effective on March 1, 2023, registering the resale of up to 16,818,465 shares of the Company’s common stock by the selling stockholders named therein, including TPP, and pursuant to which TPP may sell any of the shares that it continues to hold following the Distribution. As disclosed in such registration statement, certain of the selling stockholders named in the registration statement may distribute their shares to their limited partners, general partners, stockholders or others and then any subsequent sales will be at the new holder’s discretion. The shares distributed in the Distribution will generally be freely tradable by the recipients pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), following the completion of the Distribution.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements discuss the Company’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that the Company expected. While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect the Company’s actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this Current Report on Form 8-K in the context of the factors that could cause outcomes to differ materially from the Company’s expectations. These factors include, but are not limited to: the impacts of the ongoing COVID-19 pandemic or another pandemic, epidemic or infectious disease outbreak on the Company, its employees, its customers, its partners, its industry and the economy as a whole, as well as the Company’s franchisees’ ability to maintain operations in their individual restaurants; global economic or other business conditions that may affect the desire or ability of the Company’s customers to purchase the Company’s products such as inflationary pressures, high unemployment levels, increases in gas prices, and declines in median income growth, consumer confidence and consumer discretionary spending; the Company’s ability to open new restaurants in new and existing markets, including difficulty in finding sites and in negotiating acceptable leases; the Company’s ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in consumer preferences and political and economic conditions; the Company’s ability to attract, develop and retain employees; vulnerability to conditions in the greater Los Angeles area and to natural disasters given the geographic concentration and real estate intensive nature of the Company’s business; the possibility that the Company may continue to incur significant impairment of certain of the Company’s assets, in particular in the Company’s new markets; changes in food and supply costs, especially for chicken; social media and negative publicity, whether or not valid, and the Company’s ability to respond to and effectively manage the accelerated impact of social media; the Company’s ability to continue to expand its digital business, delivery orders and catering; concerns about food safety and quality and about food-borne illness, particularly avian flu; dependence on frequent and timely deliveries of food and supplies and the Company’s dependence on a single supplier to distribute substantially all of the Company’s products to the Company’s restaurants; the Company’s ability to service the Company’s level of indebtedness; uncertainty related to the success of the Company’s marketing programs, new menu items, advertising campaigns and restaurant designs and remodels; the Company’s reliance on our franchisees, who may incur financial hardships, lose access to credit, close restaurants, or declare bankruptcy, and our limited control over our franchisees and potential liability for their acts; potential exposure to unexpected costs and losses from the Company’s self-insurance programs; potential obligations under long-term and non-cancelable leases, and the Company’s ability to renew leases at the end of their terms; the impact of any failure of the Company’s information technology system or any breach of the Company’s network security; the impact of any security breaches of confidential customer data or personal information in connection with the Company’s electronic process of credit and debit card transactions; the Company’s ability to enforce and maintain our trademarks and protect the Company’s other proprietary intellectual property; risks related to government regulation and litigation, including employment and labor laws; and other risks set forth in the Company’s filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2022 and the Registration Statement, which filings are available online at www.sec.gov. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that it will realize the results or developments it expects or anticipates or, even if substantially realized, that they will result in the consequences the Company anticipates or affects the Company or its operations in the ways that the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements. The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: March 28, 2023	By:	/s/ Ira Fils
		Name:	Ira Fils
		Title:	Chief Financial Officer